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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549-1004

                  ------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                               FEBRUARY 14, 2001

                                  VIACOM INC.
                   ------------------------------------------
                          (Exact name of registrant as
                           specified in its charter)

       Delaware                        1-9553                   13-4030071
----------------------              ------------            ------------------
   (State or other                   Commission               (IRS Employer
     jurisdiction                                             Identification
  of incorporation)                 File Number                  Number)

                             1515 Broadway, New York, NY            10036
                --------------------------------------------------------
                      (Address of principal executive offices)   (Zip Code)

                                (212) 258-6000
                                --------------
              (Registrant's telephone number, including area code)
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Item 5.   Other Events
          ------------

     On February 14, 2001, the Registrant issued earnings information for the fourth quarter and full year ending December 31, 2000. This earnings information is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety.

Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits
          -----------------------------------------
       (c) Exhibits

            Exhibit No.

            99.1 Earnings information issued by the Registrant on February 14, 2001, for the fourth quarter and full year ended December 31, 2000, is filed as Exhibit 99.1 to this Report.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 VIACOM INC.
                                                 (Registrant)


                                                 By: /s/ Michael D. Fricklas
                                                     --------------------------
                                                     Michael D. Fricklas
                                                     Executive Vice President,
                                                      General Counsel
                                                      and Secretary

Date: February 15, 2001
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                                 EXHIBIT INDEX

          Exhibit No.

          99.1 Earnings information issued by the Registrant on February 14, 2001 for the fourth quarter and full year ended December 31, 2000.